UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 21, 2006

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania ______________________________________ (State or Other Jurisdiction of Incorporation)	1-10746 _______________________________ (Commission File Number)	06-0935166 _______________________________ (IRS Employer Identification No.)

250 Rittenhouse Circle Bristol, PA 19007 ________________________________________ (Address of principal executive offices)
(215) 785-4000 ________________________________________ (Registrant's telephone number, including area code)
Not Applicable ________________________________________ Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 21, 2006, Jones Apparel Group, Inc. ("Jones") announced that it is exploring a possible sale of the Company.

Jones issued a press release on March 21, 2006, which is attached hereto as Exhibit 99.1 and is furnished herewith.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of the Registrant dated March 21, 2006.